VERSION 08/10/11 PRIMED TO ACCELERATE PROFITABLE GROWTH September 7, 2011 Exhibit 99.1

Disclaimer
Please note that the information included in this presentation contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of
1995. We caution you that these forward-looking statements speak only as of the date hereof and we have no obligation to update them. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including the risks described under the headings “Risk
Factors” and “Forward-looking Statements” in our securities filings. There can be no assurance that any of the projected results will be achieved as anticipated or at all. Beam does not endorse or adopt the analyst estimates in this presentation. This presentation includes measures not derived in accordance with generally accepted accounting principles
(“GAAP”), such as adjusted pro forma diluted earnings per share, adjusted pro forma operating income, adjusted pro forma return on invested capital before charges/gains, and ratio of net debt/EBITDA.
These measures should not be considered as substitutes for GAAP measures and may be inconsistent with similar measures presented by other companies.

3 Presenters Matt Shattock President & Chief Executive Officer Bob Probst Chief Financial Officer

Beam Is A Pure-Play Spirits Industry Leader With Compelling
Growth Prospects
1. Leader With The Scale And Agility To Outperform
2. Strong Positions In An Attractive Industry
3. Focused Strategy And Investments
4. Driving Momentum In The Marketplace
5. Primed To Deliver Long-Term Shareholder Value

Beam Is The Future Of Fortune Brands
• Golf sold and net proceeds of $1.1B used to pay down debt
• Home & Security, Inc. to be spun off tax-free to shareholders
- $500MM tax-free dividend to Beam to pay down debt
• FO to become pure-play spirits company
- NYSE “BEAM” on October 4, 2011 with “when- issued” trading beginning on or about September 16, 2011
•
Fortune Brands separating businesses to maximize shareholder value
•
Creating a leading global pure-play spirits company
Pre-Separation
Pre-Separation
Post-Separation
Post-Separation
Shareholders
Golf Spirits Home & Security
FO
Shareholders
Beam Inc.
(RemainCo)
Fortune Brands
Home & Security, Inc.
(SpinCo)

THE WORLD'S No. 1 BOURBON
JIM BEAM
Maker's Mark
Sauza
Canadian Club
WHISKY
AGED 6 YEARS
COURVOISIER
COGNAC
TEACHER'S
HIGHLAND CREAM
KNOB
CREEK
straight bourbon
Sauza
TEQUILA
REPOSADO
HORNITOS
100% PURO DE AGAVE
CRUZAN
Skinnygirl
LAPHROAIG
ISLAY SINGLE MALT
SCOTCH WHISKY
EFFEN
BLACK CHERRY
SOURZ
SPIRITED
RASPBERRY
100 AÑOS
DEKUYPER
SPECIAL BLEND
PREMIUM QUALITY
DYC
8
WHISKY
LARIOS
LONDON
DRY GIN
pucker
apple flavored vodka

Beam

Beam Is The World’s 4th Largest Premium Spirits Company
Successful flavored
vodka launch
#1 Bourbon worldwide
#1 super-premium
Bourbon worldwide
#2 Tequila worldwide
#3 Canadian Whiskey
worldwide
#1 Scotch in India;
#2 in Brazil
#1 Cognac in UK;
#3 in US
#1 Single-Malt Islay
Scotch worldwide
Impact Top 100
premium spirit
#1 small batch Bourbon
Fast growing super-
premium Tequila
Top 5 super-premium
Vodka in US
Fast growing premium
Rum
Fastest growing spirits
brand in US
#1 Liqueur in US
Impact Top 100
premium spirit
#1 Liqueur in UK
on-trade
Fast growing
Tequila in US

Experienced Leadership Team Drawn From Spirits And CPG
At Beam
At Beam
Prior
Prior
2 years
Led key
businesses for
Cadbury and
Unilever
3 years
Led financial
operations
inside Baxter
and Diageo
9 years
Sales and GM
business builder at
Allied Domecq,
Wine.com and
LVMH
12 years
Developed and
emerging markets
GM formerly with
Coca-Cola Amatil
1 year
International
GM at Yum!
Brands,
PepsiCo and
P&G
SVP, Global Operations
& Supply Chain
SVP, Human Resources
At Beam
At Beam
Prior
Prior
2 years
Brand marketer
and GM at
Unilever and
Seagram
16 years
Supply chain
expert at Allied
Domecq and
Bass Brewers
2 years
International
HR leader at
Campbell’s
and WalMart
SVP, CFO
Bob Probst
President & CEO
Matt Shattock
President, NA
Bill Newlands
President, APAC/SA
Phil Baldock
President, EMEA
Albert Baladi
SVP Global CMO
Kevin George
Ian Gourlay
VP, Investor Relations
19 years
Experienced IR and
value-based
planning at Fortune
Brands, Marakon
and Bain &
Company
Tony Diaz
Mindy Mackenzie
SVP, Corporate
Development
8 years
International
business
developer and
GM at
Seagram and
PWC
Donard Gaynor
SVP, General Counsel
25 years
Experienced
General
Counsel of
Beam, formerly
with Fortune
Brands
Kent Rose
SVP, Communications
& Public Affairs
13 years
Communications/
public affairs
leader at Fortune
Brands and
former U.S.
Senate
Leadership aide
Clarkson Hine

A Series Of Strategic Investments Has Transformed Beam From
A Solid Performer To An Outperforming Industry Leader
Portfolio
Transformation
Enhanced
Routes To Market
Focused
Brand Investment
•
Transformational ~$5B
Allied Domecq
acquisition
•
International from
~25% to ~50%
•
11 of top 14 brands
added in past six years
•
Sold lower return wine
business for ~$1B
•
Direct control from 8% to
75+% of worldwide sales
•
~$60M investment
•
Strategically aligned
distributors; intimacy
with customers
•
~$50M incremental brand
investment over past two
years
•
Impactful communication
building brand equity
•
Record setting innovation
2005-2007
2008-2009
2010-2011

Our Unique Combination Of Scale With Agility Is A
Competitive Advantage
Scale
from
leading portfolio
of brands and
market positions
•
Robust portfolio in
key categories
•
10 of the world’s
top 100 premium
brands
•
Strength around
the world
Agility
from high
performance
organization that’s
simple, smart, and
fast
•
Closer to customers
and consumers
•
Empowered teams
and entrepreneurial
culture
•
CPG brand builders,
innovators and
thought leaders
These advantages, combined with our strategy,
will position us to outperform our industry
Scale
Scale
Agility
Source: IMPACT

One Of The Most Profitable Spirits Companies Built To Create
Shareholder Value
Strong sales
growth and
momentum
Strong sales
growth and
momentum
Competitive
EBITDA
margins
Competitive
EBITDA
margins
High cash
conversion
rate
High cash
conversion
rate
+ +
Sustainable
profitable growth
and strong
shareholder
value creation
Sustainable
profitable growth
and strong
shareholder
value creation
=

Beam Is A Pure-Play Spirits Industry Leader With Compelling
Growth Prospects
1. Leader With The Scale And Agility To Outperform
2. Strong Positions In An Attractive Industry
3. Focused Strategy And Investments
4. Driving Momentum In The Marketplace
5. Primed To Deliver Long-Term Shareholder Value

Spirits Is One Of The Most Attractive Global Consumer
Categories
Global Value – Western-Style Spirits ($B)
1
Large and Growing Market Favorable Dynamics:
Beam Has #4 Global Position
2010 Global Volume – Western-Style Spirits (M 9-L Cases)
1
Growing Middle Class
in Emerging Markets
Consumers Responsive
to Innovation
Trend Towards
Premiumization
High Brand Loyalty
Stable Cash Flows &
Recession Resilience
San
Miguel
Brown-
Forman
UB
Group
Beam Bacardi Pernod
Ricard
Diageo La
Martin-
iquaise
The
Edrington
Group
William
Grants
Heaven
Hill
Sazerac
100M
80
60
40
20
0
Cuervo Campari Tand-
uay
Top 15 companies = ~66% share of
Western-style spirits market
$100B
80
60
40
20
0
2015E 2014E 2013E 2011E 2010 2009 2008 2012E 2005 2006 2007
Consistent
low-to-mid
single digit
growth
(1) Western-style spirits exclude local distilled spirits, economy brandy, and economy vodka in Eastern Europe
Source: Euromonitor, IWSR, internal analysis

Beam Has A Balanced Global Business Focused On The
Industry’s Current And Future Profit Pools
• #2 portfolio in US – world’s most profitable spirits market
• #2 portfolio and #1 brand in Australia – second largest Bourbon market
• #2 Tequila in North America
• #1 Cognac in UK with opportunity in emerging markets
• #1 Scotch in India and #2 in Brazil
• Emerging markets drive ~15% of sales and increasing
2010-2015 Projected Global Value Growth – Western-Style Spirits ($B)
1
Beam Top 11 Market
(1) Western-style spirits exclude local distilled spirits, economy brandy, and economy vodka in Eastern Europe
Source: Euromonitor, IWSR, internal analysis
1
0
GER CAN MEX AUS BRA FRA VEN RUS UK IND CHI USA
2
$4B
3

The #2
Spirits Supplier
in the US
Beam Enjoys An Advantaged Position In The US,
The Single Largest Profit Pool
2010 Global Value – Western-Style Spirits ($B)
1
US Spirits Category Revenue Share of Total Alcohol Category
US Spirits Volume Rank (9-L Cases)
1. Diageo 4. Bacardi
2. 5. Pernod Ricard
3. Sazerac 6. Brown-Forman
Spirits Taking Share in
US Alcohol Beverage
Market
US is Larger Than
Next Five Markets
Combined
(1) Western-style spirits exclude local distilled spirits, economy brandy, and economy vodka in Eastern Europe
Source: Euromonitor, DISCUS, IWSR
GER FRA UK USA
15
10
5
0
MEX RUS JAP CHI AUS CAN VEN SPA
$20B
28
29%
26
32%
33%
30
32
34%
2010 2005 2000

9.5%
9.0
8.5
8.0
7.5
7.0
6.5
9/19/09
11/14/09
1/9/10
3/6/10
5/1/10
6/26/10
8/21/10
10/16/10
12/11/10
2/5/11
4/2/11
5/28/11
7/23/11
Beam

Beam Is Now The Fastest Growing Major Spirits Company In
The US
Key Growth Drivers
(1) Rolling 13 week average Food, Drug, and Liquor Plus.  Includes Skinnygirl sales since launch in 1H 2010
Source: Nielsen
Brand
Investment
Successful
Innovation
Customer /
Distributor
Alignment
Revenue
Management
Bolt-on
Acquisition
Growing Value Market Share
1

Beam Is A Pure-Play Spirits Industry Leader With Compelling
Growth Prospects
1. Leader With The Scale And Agility To Outperform
2. Strong Positions In An Attractive Industry
3. Focused Strategy And Investments
4. Driving Momentum In The Marketplace
5. Primed To Deliver Long-Term Shareholder Value

17 We Are Deploying A Focused Strategy To Outperform Our Markets FUELING OUR GROWTH CREATING FAMOUS BRANDS BUILDING WINNING MARKETS OUR VISION: Crafting The Spirits That Stir The World

Maker's
Mark
KENTUCKY STRAIGHT BOURBON
WHISKY

red
STAG
BY JIM BEAM
KENTUCKY STRAIGHT
BOURBON WHISKEY
INFUSED WITH
NATURAL FLAVORS
BLACK CHERRY

Skinnygirl

Creating Famous Brands To Drive
Shareholder Value
Focusing on Core
Equities
Accelerating Growth
Through Innovation
Enhancing Portfolio with
Acquisitions
Creating
Famous
Brands
Building
Winning
Markets
Fueling
Our
Growth

| | COURVOISIER
JIM BEAM
Maker's Mark
TEACHER'S
Canadian Club | KNOB CREEK
CRUZAN
SOURZ | LARIOS
DYC | RONRICO
GILBEY'S |
|---|---|---|---|---|
| Description | **Global reach and ~$100M+ in sales to drive profit growth** | **Excellent growth profiles in priority markets** | **Regional scale and profitability** | **Volume and scale to fuel investment** |
| Strategic Objectives | • Invest in core equities
• Enhance value with innovation
• Drive emerging market growth | • Access high growth/high margin segments
• Invest ahead of growth
• Expand through innovation | • Act like local Power Brands
• Deliver strong cash flows | • Provide valuable scale
• Generate cash |
| % Sales[1] | ~60% | ~10% | ~10% | ~20% |

Beam

Focusing Investment On Our Most Powerful
And Fastest Growing Brands
Power Brands
Power Brands
Rising Stars
Rising Stars
Local Jewels
Local Jewels
Value Creators
Value Creators
(1) % of sales based on net sales excluding excise tax
Creating
Famous
Brands
Building
Winning
Markets
Fueling
Our
Growth

Increasing Consumer Advertising And
Investing Against Our Strategic Priorities
Creating
Famous
Brands
Building
Winning
Markets
Fueling
Our
Growth
100%
50
40
30
20
10
0
Digital Media
100%+
Power Brands/
Rising Stars
40%+
Consumer Advertising
50%+
Total BI
30%+
Percent Increase in Brand Investment 2009 to 2011

KNOB CREEK
Maker's Mark
DEVIL'S CUT
JIM BEAM BLACK
red STAG
JIM BEAM
OLD GRAND-DAD
OLD CROW
JIM BEAM
JIM BEAM

PLATINUM
TRES GENERACIONES
TRES GENERACIONES
TRES GENERACIONES
Sauza
Sauza

Beam

Industry-Leading Breadth In Bourbon And Tequila Captures
All Consumer Needs, Occasions, And Price Points
Bourbon
Bourbon
Tequila
Tequila
Spirits
$$$$ $
RTD/RTS
Creating
Famous
Brands
Building
Winning
Markets
Fueling
Our
Growth

Canadian Club
COLA
Canadian Club
red STAG
LARIOS

Sauza
MARGARITA
9
Maker's 46
21
TEACHER'S
ORIGIN

KNOB CREEK
Sauza
pucker
DEVIL'S CUT
EFFEN
ROSÉ
SOURZ
CRUZAN

Beam

Accelerating Innovations To Turbo-Charge
Our Sales And Profit Growth
2009 2010 2011
Creating
Famous
Brands
Building
Winning
Markets
Fueling
Our
Growth
• Innovation: “Borrow and Build” strategic role
• Speed and technology a competitive advantage
Record year of innovation in 2010 – one quarter of our growth
Continuing momentum in 2011

CRUZAN
AGED RUM

EFFEN
BLACK CHERRY

EL
TESORO
PLATINUM

Skinnygirl

High-Return Acquisitions Enhance
Beam’s Portfolio
•
Bolt-on acquisitions have enhanced shareholder value
- Disciplined investment in fast growing categories and segments
- Leverage from brand building, route to market, and supply chain
2008 2009 2010 2011
Creating
Famous
Brands
Building
Winning
Markets
Fueling
Our
Growth

Key Regional Brand-Market Combination	• **US**: All Power Brands and Rising Stars • **Canada**: Canadian Club • **Mexico**: Cien Años, Hornitos	• **Australia**: Beam, Canadian Club • **India**: Teacher's • **Brazil**: Teacher's • **SE Asia**: Courvoisier, Beam	• **UK**: Courvoisier, Teacher's, Sourz • **Spain**: DYC, Larios • **Germany**: Beam • **E. Europe/Russia**: Beam, Courvoisier, Sauza
Strategic Objectives	• US profitable share growth • Canada and Mexico profit potential	• Australia profitable share growth • Emerging Markets growth acceleration	• Western Europe profit potential • Emerging Markets growth acceleration
% Net Sales[1]	**~55%**	**~20%**	**~25%**

Building Winning
Markets:
Three Regions
Positioned To Deliver Sustained Profitable Growth
North America
North America
Asia Pacific / South America
Asia Pacific / South America
Europe / Middle East / Africa
Europe / Middle East / Africa
Creating
Famous
Brands
Building
Winning
Markets
Fueling
Our
Growth
(1) Percent of sales based on net sales excluding excise tax

SOUTHERN WINE & SPIRITS of CALIFORNIA

CCA
COCA-COLA AMATIL

THE EDRINGTON GROUP

JIM BEAM
JIM BEAM

Beam

Our Winning Markets Strategy Is Supported
By Three Core Capabilities
Local Consumer
Activation
Local Consumer
Activation
• Market-specific brand
activation
• Consumer insight/media
planning
Strategic Distribution
Partnerships
Strategic Distribution
Partnerships
• Performance-based
contracts
• Amplify our scale
Enhanced Customer
Relationships
Enhanced Customer
Relationships
• Closer to customers and
consumers
• Account and category
management capability
Creating
Famous
Brands
Building
Winning
Markets
Fueling
Our
Growth

Areas of Focus	• Factory footprint optimization • Lean manufacturing • Materials procurement consolidation	• Product "design to value" • Indirect procurement consolidation • Brand investment effectiveness	• Organization effectiveness • Back office integration • Process and systems optimization
Strategic Objectives	• 1-2% continuous cost improvement goal per year • Cost savings to offset ongoing cost increases and fuel investment		
% 2010 Net Sales [1]	**COGS** ~41%	**Brand Investment** ~15%	**Operating Expense[2]** ~17%

Fueling Our Growth Through Disciplined
Cost Management
Supply Chain
Supply Chain
Sales & Marketing
Sales & Marketing
Corporate Office
Corporate Office
Creating
Famous
Brands
Building
Winning
Markets
Fueling
Our
Growth
(1) % of sales based on net sales excluding excise tax
(2) Includes pro forma public company costs of ~$35MM

Three Levers That Help Sustain High Margins
And Drive Brand Investment
Manufacturing
Optimization
Manufacturing
Optimization
Design To Value
Design To Value
Organization
Effectiveness
Organization
Effectiveness
Bottling Consolidation
• Closing Cincinnati plant;
insourcing volume
• Reducing overhead,
improving logistics, and
leveraging scale
Product Changes
• Liquid and packaging
specifications
• Reduced direct costs/
working capital without
sacrificing quality
Regional Realignment
• Five regions down to
three; corporate
functions streamlined
• 10% workforce reduction
since 2009
Creating
Famous
Brands
Building
Winning
Markets
Fueling
Our
Growth

Beam Is A Pure-Play Spirits Industry Leader With Compelling
Growth Prospects
1. Leader With The Scale And Agility To Outperform
2. Strong Positions In An Attractive Industry
3. Focused Strategy And Investments
4. Driving Momentum In The Marketplace
5. Primed To Deliver Long-Term Shareholder Value

Made by hand. Obviously.
Maker's Mark
Maker's Mark
YOU'RE JUST THE KIND OF AMBASSADOR WE'RE LOOKING FOR.
CONSIDER THIS YOUR ENGRAVED INVITATION
Maker's
46
facebook
Maker's Mark

Expanding Power Brands In Core Markets
•
Grow loyalty
•
Expand usage
•
Leverage innovation
Result:
•
Expect to surpass 1MM US
cases in 2011
•
Sustained double-digit growth
•
Impact Hot Brand
Maker’s Mark - US
Maker’s Mark - US
Source: IMPACT, internal analysis

JIM BEAM
LIVE MUSIC SERIES
MIT ZWEI EXKLUSIVEN SHOT-GLÄSERN GRATIS!
EISKALT genießen!
red STAG
BLACK CHERRY

Beam

Expanding Power Brands In Core Markets
Jim Beam - Germany
Jim Beam - Germany
•
Communicate quality
•
Access consumer passions
•
Drive trial
Result:
•
#1 whiskey in Germany
•
Double-digit sales growth YTD
•
~350,000 consumers took
“Taste Challenge”; 70%+
preference for Jim Beam
Source: Nielsen, internal analysis

•
Win in premium Tequila
•
Drive awareness
•
Engage consumers
Result:
•
Double-digit increase in shipments
•
9 point increase in awareness
among target
•
24% sales growth in Plata Tequila
•
Double-digit growth in velocity
Turning Rising Stars Into Power Brands
Hornitos - US
Hornitos - US
Source: Nielsen, Internal analysis

Over beer? Join the Club.
Over beer?
Join the Club.
REFRESH YOUR DRINK
Canadian Club

Beam

Driving Growth Through Innovation
Canadian Club RTD - Australia
Canadian Club RTD - Australia
•
Brand renovation
•
Recruitment
•
New usage
Result:
•
Fastest growing RTD in Australia
•
CC RTD up +80% YTD vs. LY
•
CC brand on track to becoming
1M RTD case brand in 2012
Source: Aztec, internal analysis

TEACHER'S
ORIGIN

TEACHER'S
EXCEPTIONAL
FULL FLAVOUR
SINCE 1830

TEACHER'S
EXCEPTIONAL
FULL FLAVOUR
SINCE 1830
TEACHER'S

TEACHER'S
BLENDED
SCOTCH WHISKY
TEACHER'S
50
12

TEACHER'S
TEN YEARS

Seeding Power Brands In Emerging Markets
Teacher’s - India
Teacher’s - India
•
Enhance premium image
•
Recruitment
•
Improve mix
Result:
•
Sales up 32% in 2010
•
In 2010, surpassed Johnnie
Walker as the #1 Scotch in India
•
35% share of Scotch category in
India; 45% share in Delhi
Source: Nielsen, Internal analysis

THE CELEBRITY 100 — THE RICHEST STARS
Forbes
BETHENNY FRANKEL
THE NEW CELEBRITY MONEY MAKERS
THE RISE OF HOLLYWOOD'S ENTREPRENEURIAL ELITE

Skinnygirl
Skinnygirl

Skinnygirl
Sangria

Skinnygirl
Skinnygirl
Leveraging Bolt-On Acquisitions
•
Increase distribution
•
Grow penetration
•
Expand offering
Result:
•
Distribution up ~80 points
since the acquisition¹
•
Fastest growing spirits brand in
the US
•
#1 brand in dollar sales gains in
last 13 weeks
(1) Based on %ACV distribution where legal for full proof spirits
Source: Nielsen, internal analysis

Beam Is A Pure-Play Spirits Industry Leader With Compelling
Growth Prospects
1. Leader With The Scale And Agility To Outperform
2. Strong Positions In An Attractive Industry
3. Focused Strategy And Investments
4. Driving Momentum In The Marketplace
5. Primed To Deliver Long-Term Shareholder Value

Our Strategic Investments Position Us To Create Sustained
Shareholder Value
2010 Base
1
Long-Term Goal
$2.7B
Outperform our
low-to-mid single-digit market
$552MM Grow faster than sales
$1.92 High-single-digit rate
2
>100% 90%+
7% / 24% Double-digit / High-twenties
Sales
Operating Income
Diluted EPS
Earnings-to-Free-Cash-Flow
Conversion Rate
3
ROIC /
ROIC ex. Intangibles
(1) Adjusted pro forma – see appendix for GAAP reconciliations
(2) Achievable without benefit of acquisitions
(3) Defined as the quantity cash flow from operations less net capital expenditures divided by net income

Our Long-Term Profit Algorithm Is Driven By Sustainable,
Profitable, Top-Line Growth
Targeting broad, sustainable, top-line growth driven by our strategic priorities
• ~50% of growth from Power Brands and Rising Stars in Core Markets
• ~25% of growth from expanding Power Brands in Emerging Markets
• ~25% of growth from innovation
Sharply focused on operating income growth ahead of sales growth
• Aggressive cost reduction to offset cost headwinds
• Sustain strong brand investment levels as mid-teens % of sales
• Leverage fixed costs
Focused on outperforming

Long-Term Performance Will Be Underpinned By A Strong
Balance Sheet And Attractive Cash Flows
Attractive Cash
Generation
Attractive Cash
Generation
Strong and
Flexible
Balance Sheet
Strong and
Flexible
Balance Sheet
•
Strong capital structure at outset
•
Investment-grade credit rating target
•
Adjusted pro forma net debt / EBITDA
1
of ~2.5x
•
$750mm revolver capacity
•
EBITDA at 30%+ of net sales excluding excise tax
•
Capital expenditures (including cooperage) target of 5% of net sales excluding excise tax
•
90%+ earnings conversion to free cash flow
Disciplined,
Return-Driven
Use of Cash
Disciplined,
Return-Driven
Use of Cash
•
First priority to fund highest return internal growth
•
Evaluate high-return acquisitions versus share repurchase
•
Attractive $0.76 dividend competitive with beverage peers
(1) Targeted year-end 2011 ratio on trailing basis; see appendix for reconciliation.

Beam Is Positioned To Drive Strong, Profitable Long-Term Growth
Attractive Attractive
Growth Growth
Industry Industry
#4 Global #4 Global
Player Player
Driving Growth Driving Growth
Through Through
Investment & Investment &
Innovation Innovation
Strategic Strategic
Distribution Distribution
Partnerships Partnerships
Talented & Talented &
Empowered Empowered
Organization Organization
10 of Top 100 10 of Top 100
Global Premium Global Premium
Brands Brands
Category & Category &
Geographic Geographic
Portfolio Strength Portfolio Strength
Strong Growth, Strong Growth,
Cash Flows, Cash Flows,
& Financial & Financial
Flexibility Flexibility
Scale
with
Agility
Driving
Shareholder Value
Creation

Primed To Accelerate Profitable Growth
Portfolio
Transformation
Enhanced
Routes To Market
2005-2007
2008-2009
Focused
Brand Investment
2010-2011
Accelerate
Profitable Growth
•
Sustain our marketplace momentum
•
Grow profit faster than sales
•
Continue our strong stewardship of capital
2012

VERSION 08/10/11 September 7, 2011 PRIMED TO ACCELERATE PROFITABLE GROWTH

Appendix
• Page 43 – Beam Fact sheet
• Page 44 - Note on Use of Non-GAAP Financial Information
• Page 45 - Notes to Adjusted Pro Forma Financial Information
• Page 46 - Reconciliation of Adjusted Pro Forma Operating Income
• Page 47 - Reconciliation of Adjusted Pro Forma Diluted EPS
• Page 48 - Reconciliation of Adjusted Pro Forma ROIC
• Page 49 - Reconciliation of Adjusted Pro Forma Net Debt / EBITDA
• Page 50 - Schedule of Supplemental Release of Additional Beam Inc.
Adjusted Pro Forma Financial Information

Facts about Beam
Crafting the Spirits that Stir the World
Net Sales
(1)
(2010, includes $571M excise taxes)
$2,666 million
Operating Income
(1)
(2010, $112M depreciation & amortization)
$552 million
Earnings Per Share
(1)
(2010, diluted)
$1.92
Earnings Conversion to Free Cash Flow
(1)
(2010, before dividends)
>100%
Dividend
(2)
(6/30/11, 154.5M actual basic shares & 157.5M diluted)
$0.76
Net Debt
(6/30/11, net of $287M cash)
$3.6B before $1.7B debt reduction
(3)
Number of Associates
3,100 worldwide
Headquarters
Deerfield, Illinois
President & CEO / Chairman
Matt Shattock / David Mackay
Stock
(effective Oct. 4, 2011 with “when-issued” trading ~Sept. 16, 2011)
Traded on the New York
Stock Exchange (ticker
symbol BEAM);  S&P 500 Index and
the MSCI World Index
Who We Are:
Beam is a leader in the dynamic spirits industry…with a unique combination of scale and agility…and a focused strategy…that position us well to outperform and consistently deliver strong, profitable, long-term growth.
•
#4 premium spirits company in the world and #2 in the U.S.
•
3 regions:
o
North America (~55% of sales
(4)
) • EMEA (~25%) • Asia Pacific/Latin America (~20%)
•
Global volumes: 33 million 9-liter cases
•
Portfolio includes 10 of the world’s top 100 premium spirits brands
o
Power
Brands:
Jim Beam bourbon, Maker’s Mark bourbon, Sauza tequila, Courvoisier cognac, Canadian Club whisky, Teacher’s scotch
o
Rising Star
brands:
Skinnygirl cocktails, Laphroaig single-malt scotch, Knob Creek bourbon,
Hornitos tequila, Cruzan rum, EFFEN vodka, Pucker Flavored Vodka, Sourz liqueur
o
Local Jewels include:
DeKuyper cordials
(United States)
, Whisky DYC
(Spain)
, Larios gin
(Spain)
How We Compete:
We seek to outperform with a strategy focused on three simple strategic platforms –
• Create Famous Brands   • Build Winning Markets   • Fuel Our Growth
Our Long-term Goals:
• Outperform our global spirits market   • Grow operating income faster than sales
• Grow EPS at high-single-digit rate  • Convert 90%+ earnings to free cash flow  • Achieve 10%+ ROIC
(1) Adjusted pro forma, see GAAP reconciliations.  (2) Indicated annual rate.
(3) Assumed resulting from separation plan.  (4) Excluding excise taxes.

Note on Use of Non-GAAP Financial Information
This presentation includes measures not derived in accordance with generally accepted accounting principles (“GAAP”), such as adjusted pro forma diluted earnings per share, adjusted pro forma operating income, adjusted pro forma return on invested capital before charges/gains and net debt / EBITDA. These measures
should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP, and may also be
inconsistent with similar measures presented by other companies.
Management believes that these measures are useful to investors to reflect Beam’s results and financial position as a stand-alone public company. In addition, these measures provide investors with helpful supplemental information regarding the underlying performance of Beam. Reconciliation of these measures to the most closely comparable GAAP measures, are presented in the
following slides.

Notes to Adjusted Pro Forma Financial Information
The adjusted pro forma information, which was derived from Fortune Brands, Inc. consolidated financial statements, is not intended to represent what our operating income and Diluted EPS would have been had the separation transactions occurred on the dates set forth below. The adjusted pro forma information should not be considered indicative of our future results of operations as an independent spirits company.
Adjusted pro forma is defined as continuing operations results before charges/gains adjusted to assume that
Beam Inc. was an independent business as of the beginning of 2010, including the impact of public company corporate expense, the business’s underlying tax rate, and the benefit of the debt reduction associated with the separation plan. It is also adjusted for the one-time startup benefit of the new Australia spirits distribution agreement. More specifically, the adjusted pro forma information gives pro forma effect to the following:
• The sale of the Company’s Golf segment and spin-off of the Company’s Home & Security segment as if both had occurred on January 1, 2010.
• The assumed reduction of $1.7 billion of debt on January 1, 2010 using $1.6 billion of proceeds related to the
Golf segment sale and Home & Security spin-off. The Company estimates the annualized interest expense reduction resulting from this debt reduction will be approximately $60 million (and includes the impact of the expected settlement of related interest rate swaps).
• The elimination of charges/gains associated with (i) restructuring and other charges, (ii) gains/losses on the sales of brands and related assets, (iii) and income tax related credits related to the resolution of foreign and US income tax audit examinations.
• The elimination of non-recurring business separation costs incurred to implement the proposed separation of the Company’s three businesses.
• Adjustments to the Company’s corporate office cost structure that are expected to be made upon completion of the separation transactions as if they had occurred on January 1, 2010.
• The 2011 impact of the Company’s one-time benefit under the new distribution agreement in Australia.
• An estimated Beam Inc. standalone effective income tax rate of approximately 25 - 26%.

Reconciliation of Adjusted Pro Forma Operating Income
(Unaudited)
(in millions)
Year ended
December 31, June 30, June 30, March 31, March 31, December 31, September 30,
2010 2011 2010 2011 2010 2010 2010
Adjusted Pro Forma Operating Income
$552.4 $139.1 $138.6 $118.1 $110.2 $166.4 $137.2
Home & Security spin-off
222.0 70.4 82.6 5.7 22.4 44.3 72.7
Spirits restructuring and other charges
(26.0) (1.2) (1.0) (6.2) (3.7) (2.2) (19.1)
Loss on sales of brands and related assets
(16.0) - - - - (7.4) (8.6)
Spirits Australian distribution agreement
- - - 23.7 - - -
Business separation costs
(2.3) (10.3) - (9.5) - (2.3) -
Standalone corporate office cost
(53.5) (10.5) (12.0) (14.6) (15.6) (15.0) (10.9)
Operating Income (GAAP)
(1)
$676.6 $187.5 $208.2 $117.2 $113.3 $183.8 $171.3
Depreciation and Amortization (GAAP)
$99.0 $26.0 $24.9 $25.9 $23.9 $25.1 $25.1
(1) Amount excludes the Company's Golf segment which is included in discontinued operations.
For the three month period ended

Reconciliation of Adjusted Pro Forma Diluted EPS
(Unaudited) Year ended
December 31, June 30, June 30, March 31, March 31, December 31, September 30,
2010 2011 2010 2011 2010 2010 2010
Adjusted Pro forma Diluted EPS from
Continuing Ops
$1.92 $0.50 $0.46 $0.41 $0.36 $0.64 $0.47
Home & Security spin-off
1.03 0.28 0.38 (0.01) 0.07 0.25 0.33
Spirits restructuring and other charges
(0.11) - (0.01) (0.03) (0.02) (0.01) (0.08)
Loss on sales of brands and related assets
(0.12) - - - - (0.05) (0.08)
Spirits Australian distribution agreement
- - - 0.09 - - -
Business separation costs
(0.01) (0.05) - (0.05) - (0.01) -
Standalone corporate office cost
(0.22) (0.04) (0.05) (0.06) (0.06) (0.06) (0.04)
Debt paydown from separation
transactions
(0.19) (0.04) (0.04) (0.05) (0.05) (0.04) (0.05)
Income tax related credits
0.54 - 0.44 0.01 - 0.04 0.06
Effective income tax rate adjustment
(0.04) - (0.01) 0.03 (0.01) (0.07) 0.04
Diluted EPS from Continuing Ops
(GAAP)
(1)
$2.80 $0.65 $1.17 $0.34 $0.29 $0.69 $0.65
(1) Amount excludes the Company's Golf segment which is included in discontinued operations. Discontinued operations for Golf include an allocation of Fortune Brands' interest expense of approximately $11 million annually.
For the three month period ended

Reconciliation of Adjusted Pro Forma Return On Invested Capital (ROIC)
December 31, 2010
(unaudited)
ROIC based on GAAP Net Income attributable to Fortune Brands (1) 7%
   Impact of pro forma and other adjustments -
ROIC based on Adjusted Pro Forma Net Income (1) (2) 7%
   Impact of excluding intangibles 17%
ROIC based on Adjusted Pro Forma Net Income (excluding intangibles) (1) (2) 24%
(1) ROIC is Net Income plus after-tax interest expense divided by GAAP Average Invested Capital, which is defined as net debt (total debt less cash) plus stockholders' equity, averaged for the periods ended
      December 31, 2010 and 2009.
(2) Non-GAAP Adjusted Pro Forma Net Income and Adjusted Pro Forma Average Invested Capital is
       Net Income and Average Invested Capital, respectively, adjusted for the items described in the
       Notes to the Pro Forma Financial Information slide above.

Reconciliation of Adjusted Pro Forma Net Debt / EBITDA
Year-ended
December 31,
2011
Targeted Adjusted pro forma net debt/EBITDA (1)   ~2.5x
Impact of standalone corporate office cost and Australia distribution agreement ~   -
Impact of using EBITDA rather than GAAP operating cash flow ~1.5
Impact of using net debt rather than GAAP total debt (2) ~0.5
Targeted GAAP Beam debt/operating cash flow   ~4.5x
(1) See the Notes to Adjusted Pro Forma Financial Information in the table above for information related to pro forma adjustments.
(2) Net debt equals total debt less cash.

Schedule of Supplemental Release of Additional Beam Inc.
Adjusted Pro Forma Financial Information
With Third Quarter Earnings Release in Early November 2011:
• Quarterly sales, COGS, brand investment and operating expenses
1Q10 through 3Q11 as well as September YTD 2011 and 2010
• Balance sheets: Sept. 30, 2011 and prior year as well as Dec. 31, 2010
With Fourth Quarter Earnings Release in Early February 2012:
• Full year and quarterly full income statement as well as regional segment sales and operating income